UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2011
AmeriGas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610 337-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 26, 2011, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the “Partnership”), issued a press release announcing financial results for the Partnership for the fiscal quarter ended June 30, 2011. The information presented in this item is considered to be filed under the Securities Exchange Act of 1934. The earnings press release, attached hereto as Exhibit 99.1, is incorporated by reference except to the extent specified in Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following portions of the press release set forth as Exhibit 99.1 are filed rather than furnished: the first three paragraphs, the fifth paragraph and all of the Report of Earnings except for the third paragraph and last table in footnote b thereof.

99.1	Press Release of AmeriGas Partners, L.P. dated July 26, 2011, reporting its financial results for the fiscal quarter ended June 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.
July 26, 2011	By:	/s/ Hugh J. Gallagher
		Name:	Hugh J. Gallagher
		Title:	Treasurer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX
The Following Exhibit Is Furnished:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of AmeriGas Partners, L.P. dated July 26, 2011.